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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): December 14, 2000


                            AMB PROPERTY CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


            Maryland                          001-13545                      94-3281941
 (State or other jurisdiction of       (Commission File Number)           I.R.S. Employer
         Incorporation)                                               Identification Number)


                Pier 1, Bay 1, San Francisco, California 94111
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               (Address of principal executive offices) (Zip Code)


                                  415-394-9000
                 -----------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
                      -------------------------------------
          (former name or former address, if changed since last report)


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ITEM 5 OTHER EVENTS.

       On December 14, 2000, pursuant to a Terms Agreement dated December 14,
2000 and attached as Exhibit 1.1 to this report, AMB Property, L.P., in which we are the sole general partner, priced $150 million aggregate principal amount of senior unsecured notes under the medium-term note program that it commenced on August 15, 2000. The notes, attached as Exhibits 4.1, 4.2 and 4.3 to this report, which mature on December 15, 2005 and bear interest at a rate of 7.20% per annum, were sold to Morgan Stanley Dean Witter and J.P. Morgan Securities
Inc., as principal, with a settlement date of December 19, 2000. We have guaranteed the $150 million aggregate principal amount of senior unsecured notes.

       After deducting Morgan Stanley Dean Witter's and J.P. Morgan Securities
Inc.'s .600% commission on the trade and a .143% discount on the price to the public, AMB Property, L.P. received net proceeds of $148,885,500. In addition, Morgan Stanley Dean Witter and J.P. Morgan Securities Inc. agreed to reimburse
AMB Property, L.P. for certain expenses totaling $150,000. AMB Property, L.P.
intends to use these net proceeds for general corporate purposes, which may include the partial repayment of indebtedness, including amounts outstanding under its unsecured credit facility, and the acquisition or development of additional properties.

FORWARD LOOKING STATEMENTS

       Some of the information included in this report contains forward-looking statements, such as statements pertaining to the use of proceeds from the sale of the notes. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events.
The events or circumstances reflected in forward-looking statements might not occur. The forward-looking statements include statements regarding the intended use of the proceeds from the issuance of the notes. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately,"
"intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits:

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
    Exhibit
    Number                   Description
    -------                  -----------
      1.1                    Terms Agreement dated as of December 14, 2000 by and between
                             Morgan Stanley & Co., Incorporated, J.P. Morgan Securities Inc.
                             and AMB Property, L.P.


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
      4.1                    $50,000,000 7.20% Fixed Rate Note No. 5 dated December 19,
                             2000, attaching the Parent Guarantee dated December 19, 2000.

      4.2                    $50,000,000 7.20% Fixed Rate Note No. 6 dated December 19,
                             2000, attaching the Parent Guarantee dated December 19, 2000.

      4.3                    $50,000,000 7.20% Fixed Rate Note No. 7 dated December 19,
                             2000, attaching the Parent Guarantee dated December 19, 2000.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMB Property Corporation
                                        (Registrant)


Date:  January 8, 2000             By: /s/ Tamra Browne
                                      ------------------------------------------
                                        Tamra Browne
                                        Vice President and General Counsel


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                                  EXHIBIT INDEX

    Exhibit
    Number                   Description
    -------                  -----------
      1.1                    Terms Agreement dated as of December 14, 2000 by and between
                             Morgan Stanley & Co., Incorporated, J.P. Morgan Securities Inc.
                             and AMB Property, L.P.

      4.1                    $50,000,000 7.20% Fixed Rate Note No. 5 dated December 19,
                             2000, attaching the Parent Guarantee dated December 19, 2000.

      4.2                    $50,000,000 7.20% Fixed Rate Note No. 6 dated December 19,
                             2000, attaching the Parent Guarantee dated December 19, 2000.

      4.3                    $50,000,000 7.20% Fixed Rate Note No. 7 dated December 19,
                             2000, attaching the Parent Guarantee dated December 19, 2000.
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